FINANCIAL INSTRUMENTS (Details) $ in Millions	Mar. 31, 2022 USD ($)
Disclosure of financial instruments [text block] [Abstract]
10% strengthening (weakening) of the CAD against the USD increased (decreased) net income	$ 6.0
10% increase (decrease) in the market price of securities held foreign currency effects on net income	1.2
10% increase (decrease) in the market price of securities held foreign currency effects on comprehensive income	$ 0.2